UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
--------------------------------------------------------------

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 11, 2023

----------------------------------------------------------------
HEARTLAND EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-15087	93-0926999
(State of other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

901 HEARTLAND WAY, NORTH LIBERTY, IA	52317
(Address of Principal Executive Offices)	(Zip Code)

(319) 645-7060
Registrant's Telephone Number (including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HTLD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 11, 2023, the Compensation Committee of the Board of Directors of Heartland Express, Inc. (the "Company") approved the following compensation increase to one of the Company's named executive officers. The increase was effective immediately.

Named Executive Officer		Previous Annualized Salary	New Annualized Salary	Increase
Michael J. Gerdin, Chief Executive Officer, President and Director	7	$860,000	$1,050,000	$190,000

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 11, 2023, the Annual Meeting of Stockholders of Heartland Express, Inc. (the "Company") was held, at which meeting seven (7) directors were elected to serve as the Board of Directors until the 2024 Annual Meeting of Stockholders, the appointment of Grant Thornton, LLP as the Company's independent registered public accounting firm for 2023 was ratified, the compensation of named executive officers of the Company was approved in an advisory and non-binding vote and the one year frequency of future executive compensation votes was approved in an advisory and non-binding vote.

The voting tabulation on the election of directors was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-votes
Michael J. Gerdin	72,011,478	1,557,277	2,896,589
Dr. Benjamin J. Allen	69,546,672	4,022,083	2,896,589
James G. Pratt	71,268,660	2,300,095	2,896,589
Larry J. Gordon	64,656,085	8,912,670	2,896,589
Brenda S. Neville	50,875,404	22,693,351	2,896,589
Michael J. Sullivan	65,238,416	8,330,339	2,896,589
David P. Millis	72,122,969	1,445,786	2,896,589

The voting tabulation on the appointment of Grant Thornton LLP as the Company's independent registered public accounting firm for 2023 was as follows:

For	Against	Abstain
76,359,016	76,210	30,118

The voting tabulation on the non-binding advisory vote on named executive officer compensation was as follows:

For	Against	Abstain	Broker Non-votes
73,167,067	379,297	22,391	2,896,589

The voting tabulation on the non-binding advisory vote on the frequency of future executive compensation votes was as follows:

1 Year	2 Years	3 Years	Abstain	Broker Non-votes
70,328,005	8,661	3,211,879	20,210	2,896,589

Accordingly, the Company’s stockholders expressed a preference to hold future executive compensation votes each year. The Board of Directors considered the results of the non-binding advisory vote on the frequency of future executive compensation votes and determined that it would hold future executive compensation votes each year until the next stockholder non-binding advisory vote on the frequency of these votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

HEARTLAND EXPRESS, INC.

Date:	May 15, 2023	By: /s/ Christopher A. Strain
Christopher A. Strain
Vice President - Finance,
Treasurer and Chief Financial Officer